AFL-CIO Housing Investment Trust (HIT)



1500 Nicollet, Minneapolis, MN

Why HIT Now?

The **AFL-CIO Housing Investment Trust (HIT)** continues to draw on its 33 years of careful capital stewardship as it navigates the 2018 market on behalf of its approximately 390 investors. HIT's high credit quality securities can complement riskier assets in a portfolio. HIT's investment in multifamily securities in lieu of corporate debt has provided diversification benefits and helped the HIT outperform the Barclays Aggregate during certain periods of market stress.


HIT PORTFOLIO ALLOCATION
Treasuries 3.6%
Cash Equivalents 3.9%
AAA CMBS 1.9%
Single Family MBS 22.3%
68% MULTIFAMILY
6.9%
Multifamily Construction MBS
Multifamily Permanent MBS 61.4%

As of December 31, 2017

Based on value of total investments, including unfunded commitments

The HIT has three unique qualities which differentiate it from other bond funds:

- **Diversification while Maintaining Key Fixed Income Characteristics.** With 55-70% of the portfolio in multifamily mortgage-backed securities (MBS), the HIT delivers higher income, lower credit risk and similar interest rate and prepayment risks. The HIT does not have corporate credit exposure.

- **Fits with Principal Protection Allocations.** 96% of the portfolio is Government/Agency credit, AAA or cash.

- **Socially Responsible Impact.** The HIT has invested $10.8 billion over the last three plus decades, creating an estimated $27.7 billion in total economic impact for America's communities.*

This strategy has contributed to HIT's income advantage versus its benchmark, the Bloomberg Barclays US Aggregate Bond Index, helping it outperform on a gross basis in 24 of the last 25 calendar years.

More about HIT's investment strategy and how it has been effective in providing competitive returns for its investors is included in the attached handout.

As you look at your allocations for 2018, we believe the HIT should be considered for additional capital.

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data and secondary source information. Data current as of December 31, 2017 and in 2016 dollars.

DOWNLOAD "WHY HIT NOW"

Contact Us

Members of the HIT's Marketing and Portfolio Teams are available to speak with you via conference call or in person, upon request. Please feel free to reach out to one of the following individuals for additional details.

Emily Johnstone
Executive Vice President & Managing Director

Brian Norton
Northeast Regional Marketing Director

of Defined Contribution Marketing
ejohnstone@aflcio-hit.com

bnorton@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
kmurphy@aflcio-hit.com

Paul Sommers
Midwest Regional Marketing Director
psommers@aflcio-hit.com

Lesyllee White
Executive Vice President & Managing Director of Defined Benefit Marketing
lwhite@aflcio-hit.com

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or as a recommendation of any kind.

Connect with us

AFL-CIO Housing Investment Trust
2401 Pennsylvania Ave., NW Suite 200 Washington, DC 20037
(202) 331-8055
www.aflcio-hit.com